UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2025
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders
Our Annual Meeting of Shareholders was held April 24, 2025. At that meeting, shareholders took the following actions with respect to the proposals described in our 2025 Proxy Statement:
1.     The following directors were elected:

	For	Withheld	Broker Non-Votes
Analisa M. Allen	218,221,855	440,339	10,823,564
C. Edward Chaplin	216,264,728	2,397,466	10,823,564
Curt S. Culver	215,409,917	3,252,277	10,823,564
Jay C. Hartzell	218,248,074	414,120	10,823,564
Jodeen A. Kozlak	216,976,574	1,685,620	10,823,564
Teresita M. Lowman	218,222,898	439,296	10,823,564
Timothy J. Mattke	217,355,317	1,306,877	10,823,564
Sheryl L. Sculley	218,221,725	440,469	10,823,564
Michael L. Thompson	217,925,426	736,768	10,823,564
Mark M. Zandi	214,619,008	4,043,186	10,823,564

2.    The compensation of our named executive officers for 2024 was approved, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
216,768,904	1,663,435	229,855	10,823,564

3.    Our 2025 Omnibus Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
207,064,923	11,442,374	154,897	10,823,564

4.    The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025 was approved by the following vote:

For	Against	Abstain
220,300,571	9,043,504	141,683

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	April 25, 2025	By: \s\ Paula C. Maggio
Paula C. Maggio
Executive Vice President, General Counsel and Secretary